                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                          Date of Report: July 8, 2005
                        ---------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

             Delaware                 333-123974-01            23-2811925
             --------                 -------------            ----------
          (State or Other              (Commission          (I.R.S. Employer
  Jurisdiction of Incorporation)      File Number)       Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 and items 3 through 8 are not included because they are not applicable.

Item 2.01         Acquisition or Disposition of Assets
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                  On June 16, 2005, a single series of certificates, entitled
GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates,
Series 2005-C1 (the "Certificates"), was issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, dated as of June 1, 2004, among GMAC Commercial Mortgage
Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage
Corporation ("GMACCM"), as master servicer, whole loan paying agent and special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of twenty-five classes identified as the "Class X-1 Certificates," the "Class X-2
Certificates," the "Class A-1A Certificates," the "Class A-1 Certificates," the
"Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4
Certificates," the "Class A-5 Certificates," the "Class A-M Certificates," the
"Class A-J Certificates," the "Class B Certificates," the "Class C
Certificates," the "Class D Certificates," the "Class E Certificates," the
"Class F Certificates," the "Class G Certificates," the "Class H Certificates,"
the "Class J Certificates," the "Class K Certificates," the "Class L
Certificates," the "Class M Certificates," the "Class N Certificates," the
"Class O Certificates," the "Class P Certificates," the "Class Q Certificates,"
the "Class W Certificates," the "Class R-I Certificates," the "Class R-II
Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage
Loans, as of the due date of each such Mortgage Loan in June 2005 (each, the
"Cut-off Date"), have an aggregate principal balance of $1,597,857,328 (the
"Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage
Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement, dated
June 3, 2005, between GMACCM as seller and the Depositor as purchaser. The
Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage
Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated June
3, 2005, between MSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital
Corporation ("GACC") pursuant to a mortgage loan purchase agreement, dated June
3, 2005, between GACC as seller and the Depositor as purchaser. The Depositor sold the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-5,
Class X-2, Class A-M, Class A-J, Class B, Class C and Class D Certificates to
Morgan Stanley & Co. Incorporated ("Morgan"), Deutsche Bank Securities Inc.
("DB"), GMAC Commercial Holding Capital Corp. ("GMACCH" and, with Morgan, and DB in such capacity, the "Underwriters") pursuant to an underwriting agreement dated June 3, 2005 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit 1.1. The Depositor sold the Class X-1, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and
Class Q Certificates to Morgan and DB pursuant to a certificate purchase agreement each dated June 3, 2005. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Credit Suisse First Boston LLC. The Depositor
sold the Class W Certificate to Commercial Asset Trading, Inc.

                  Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional
Amount") equal to $1,597,857,327 and $1,490,771,000, respectively. The Class A-1

Certificates will have an initial Certificate Balance of $61,200,000. The Class
A-1A Certificates will have an initial Certificate Balance of $344,507,000. The
Class A-2 Certificates will have an initial Certificate Balance of $300,000,000.
The Class A-3 Certificates will have an initial Certificate Balance of
$187,300,000. The Class A-4 Certificates will have an initial Certificate
Balance of $68,100,000. The Class A-5 Certificates will have an initial
Certificate Balance of $157,393,000. The Class A-M Certificates will have an initial Certificate Balance of $159,785,000. The Class A-J Certificates will have an initial Certificate Balance of $127,829,000. The Class B Certificates
will have an initial Certificate Balance of $33,954,000. The Class C
Certificates will have an initial Certificate Balance of $11,984,000. The Class
D Certificates will have an initial Certificate Balance of $23,968,000. The
Class E Certificates will have an initial Certificate Balance of $15,979,000.
The Class F Certificates will have an initial Certificate Balance of
$15,978,000. The Class G Certificates will have an initial aggregate Certificate
Balance of $15,979,000. The Class H Certificates will have an initial
Certificate Balance of $19,973,000. The Class J Certificates will have an initial Certificate Balance of $5,992,000. The Class K Certificates will have an initial Certificate Balance of $5,992,000. The Class L Certificates will have an initial Certificate Balance of $7,989,000. The Class M Certificates will have an initial Certificate Balance of $3,995,000. The Class N Certificates will have an initial Certificate Balance of $3,995,000. The Class O Certificates will have an initial Certificate Balance of $3,994,000. The Class P Certificates will have an initial Certificate Balance of $21,971,327. The Class Q, Class W, Class R-I,
Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                        -3-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         4.1      Pooling and Servicing Agreement, dated as of June 1, 2004, among GMAC Commercial Mortgage Securities, Inc. as depositor,
                  GMAC Commercial Mortgage Corporation as master servicer, whole loan paying agent and special servicer and Wells Fargo Bank,
                  N.A., as trustee.

                                      -4-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GMAC COMMERCIAL MORTGAGE
                                          SECURITIES, INC., Registrant

                                          By:  /s/Victor Diaso
                                              ---------------------------------
                                               Name: Victor Diaso
                                               Title: Vice President

Date:    July 7, 2005

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

         4.1      Pooling and Servicing Agreement, dated as of June 1, 2005, among GMAC Commercial Mortgage Securities, Inc. as
                  depositor, GMAC Commercial Mortgage Corporation as master
                  servicer, whole loan paying agent and special servicer and
                  Wells Fargo Bank, N.A., as trustee.